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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 28, 2000
                                                        ------------------



                                 DREAMLIFE, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




          DELAWARE                       0-15586                52-1373960
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 (STATE OR OTHER JURISDICTION         (COMMISSION FILE       (IRS EMPLOYER
       OF INCORPORATION)                  NUMBER)           IDENTIFICATION NO.)


            425 WEST 15TH STREET, SUITE 3R, NEW YORK, NEW YORK 10011
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (212) 313-9400
                                                   ----------------------------



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.  Other Events.

         Attached hereto as Exhibit 99 is a press release of dreamlife, inc. dated November 29, 2000 regarding the extension of the $1.5 million short-term financing previously received by dreamlife, inc.

Item 7.  Exhibits.

           EXHIBITS            DESCRIPTION

            99        Press release of dreamlife, inc. dated November 29, 2000.







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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          DREAMLIFE, INC.


Dated: November 29, 2000                  By: /s/ PHILICIA G. LEVINSON
                                          ----------------------------
                                          Philicia G. Levinson
                                          Chief Financial Officer




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                                  EXHIBIT INDEX

       EXHIBIT NO.     DESCRIPTION

              99     Press release of dreamlife, inc. dated November 29, 2000.